SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  August 23, 2000
(Date of earliest event reported)

Commission File No.:  333-68951



                       GE Capital Mortgage Services, Inc.
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        New Jersey                                      21-0627285
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(States of Incorporation)                  (I.R.S. Employer Identification Nos.)



Three Executive Campus
Cherry Hill, New Jersey                                                 08002
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Addresses of principal executive offices                             (Zip Codes)



                                 (856) 661-6100
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                    Registrants' Telephone Numbers, including area code



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            (Former names, former addresses and former fiscal years,
                         if changed since last report)





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ITEM 5.     Other Events
            ------------

            Attached as Exhibits 5.1 and 23.1 to this Current Report is a legal opinion and related consent of the Vice President and General Counsel of the Registrant with respect to the due authorization by the Registrant of certain documents and actions in connection with the issuance of REMIC Mortgage Pass-Through Certificates, Series 2000-10 (the "Certificates") by GE Capital Mortgage Services, Inc. 2000-10 Trust. The public offering of certain classes of the Certificates has been registered pursuant to the Securities Act of 1933 under a Registration Statement on Form S-3 (file nos. 333-68951 and 333-68951-01) (the "Registration Statement") filed with the Securities and Exchange Commission by the Registrant and GE Capital Mortgage Funding Corporation.

            The Registrant hereby incorporates such legal opinion and consent by reference as additional Exhibits to the Registration Statement, insofar as the Registration Statement pertains to the public offering of certain classes of the Certificates.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.          Description
-----------------    -----------

   5.1 Opinion of Thomas F. Kleissler, Vice President and General Counsel of GE Capital Mortgage Services, Inc. regarding due authorization by the Registrant.

  23.1 Consent of Thomas F. Kleissler, Vice President and General Counsel of GE Capital Mortgage Services, Inc. (included as part of Exhibit 5.1).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GE CAPITAL MORTGAGE SERVICES, INC.


August 23, 2000

                                        By: /s/ Al Gentile
                                            ------------------------------------
                                            Name: Al Gentile
                                            Title: Designated Officer

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

5.1                     Opinion of Thomas F. Kleissler,
                        Vice President and General Counsel
                        of GE Capital Mortgage Services, Inc.           E
                        regarding due authorization by the
                        Registrant.

23.1                    Consent of Thomas F. Kleissler,
                        Vice President and General Counsel
                        of GE Capital Mortgage Services, Inc.           E
                        (included as part of Exhibit 5.1).